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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2001

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                            CLIFFS DRILLING COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-16703                  76-0248934
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)



             4 GREENWAY PLAZA                          77046
              HOUSTON, TEXAS                         (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 232-7500


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         On January 31, 2001, TSF Delaware Inc. ("Merger Sub"), a Delaware corporation and an indirect wholly owned subsidiary of Transocean Sedco Forex Inc., a company organized under the laws of the Cayman Islands ("Transocean"), merged (the "Merger") with and into R&B Falcon Corporation, a Delaware Corporation ("R&B Falcon"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 19, 2000, by and among Transocean, R&B Falcon, Merger Sub and Transocean Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Transocean. Under the terms of the Merger Agreement, at the effective time of the Merger, (i) each share of common stock of R&B Falcon was converted into the right to receive 0.5 Transocean ordinary shares,
(ii) three designees of R&B Falcon's pre-Merger board of directors became directors of Transocean and (iii) R&B Falcon became an indirect wholly owned subsidiary of Transocean. Prior to the Merger, Cliffs Drilling Company was a wholly owned subsidiary of R&B Falcon and is now a wholly owned indirect subsidiary of Transocean.



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ITEM 7. EXHIBITS.

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Exhibit No.       Description
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2.1               Agreement and Plan of Merger dated as of August 19, 2000 among
                  Transocean Sedco Forex Inc., Transocean Holdings Inc., TSF Delaware Inc. and R&B Falcon Corporation (incorporated by reference from Exhibit 2.1 to R&B Falcon's Current Report on Form 8-K filed August 22, 2000).

99.1 Press Release dated January 31, 2001 (incorporated by reference from Exhibit 99.1 to R&B Falcon's Current Report on Form 8-K filed February 1, 2001).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2001                CLIFFS DRILLING COMPANY
                                        (Registrant)


                                        By:    /s/ ERIC B. BROWN
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                                        Name:  Eric B. Brown
                                        Title: Vice President


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                               INDEX TO EXHIBITS


         The following exhibits are filed herewith:

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EXHIBIT
NUMBER            DESCRIPTION
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

2.1 Agreement and Plan of Merger dated as of August 19, 2000 among Transocean Sedco Forex Inc., Transocean Holdings Inc., TSF Delaware Inc. and R&B Falcon Corporation (incorporated by reference from Exhibit 2.1 to R&B Falcon's Current Report on Form 8-K filed August 22, 2000).

99.1 Press Release dated January 31, 2001 (incorporated by reference from Exhibit 99.1 to R&B Falcon's Current Report on Form 8-K filed February 1, 2001).

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